Exhibit 99.1

Inquiries:	Jeanne A. Leonard
Liberty Property Trust
610/648-1704

LIBERTY PROPERTY TRUST ANNOUNCES THIRD QUARTER RESULTS

Malvern, PA, October 23, 2012 — Liberty Property Trust (NYSE:LRY) reported that funds from operations available to common shareholders (diluted) (“FFO”) for the third quarter of 2012 was $0.64 per share, compared to $0.64 per share for the same period in 2011. Funds from operations for the third quarter of 2012 include lease termination fees of $0.9 million.

FFO per share for the nine-month period ended September 30, 2012 was $1.94, compared to $1.98 per share for the same period in 2011.

Net income per common share (diluted) was $0.24 per share for the quarter ended September 30, 2012, compared to $0.31 per share for the quarter ended September 30, 2011. Net income for the nine-month period ended September 30, 2012 was $0.84 per share, compared with $1.29 per share for the same period in 2011. Net income per common share (diluted) for the nine months ended September 30, 2012 and September 30, 2011 includes net gains on property dispositions of $5.4 million ($0.05 per share) and $58.1 million ($0.50 per share), respectively.

“The economy continues to improve at a very slow pace, resulting in occupancy gains in the industrial portfolio offset by decreases in rental rates on signed leases in certain office markets,” said Bill Hankowsky, chairman and chief executive officer. “As far as external growth is concerned, we continue to see solid demand for high-quality industrial space from large corporate users and build-to suit opportunities for both industrial and office users. Our growing development pipeline is now delivering new product into service at solid returns.”

Portfolio Performance

Leasing: At September 30, 2012, Liberty’s in-service portfolio of 78 million square feet was 91.8% occupied, compared to 90.7% at the end of the second quarter. During the third quarter, Liberty completed lease transactions totaling 3.8 million square feet of space.

Same Store Performance: Property level operating income for same store properties increased by 0.3% on a cash basis and decreased by 0.3% on a straight line basis for the third quarter of 2012 compared to the same quarter in 2011.

Portfolio Activity

Development: Liberty brought into service two development properties representing a total investment of $15.7 million. These two build-to-suit developments total 282,000 square feet and were completed at current yield of 8.6%.

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Liberty Property Trust

Third Quarter 2012 Earnings

Liberty commenced development of three properties totaling 530,000 square feet at a projected investment of $55.5 million. The new development properties include a 100% pre-leased, 139,000 square foot office building in Phoenix, AZ, and two industrial distribution buildings in Houston, TX and Rogers, MN totaling 391,000 square feet which are being developed for inventory.

Acquisitions: Liberty purchased one distribution building totaling 232,000 square feet in Phoenix, AZ for $6.4 million. The property was 18% leased at purchase with an in-place yield of 3.2%. Liberty has subsequently leased an additional 20% of the property, and will also be commencing a significant renovation to provide cross-docking capabilities and truck storage. The expected stabilized yield is 8.3%.

Dispositions: During the quarter, Liberty sold 49 acres of land for $2.7 million

Balance Sheet and Capital Management

During the quarter, Liberty repaid its 6.375% Senior Notes due August 2012 in the amount of $230.1 million.

Earnings Outlook

Liberty expects to report funds from operations for the fourth quarter of 2012 in the range of $0.62 - $0.64, and for the full year 2012 in the range of $2.57 - $2.59 share. Guidance assumes that $167 million in acquisitions will be completed in the fourth quarter. A reconciliation of FFO to GAAP net income for the respective periods is below:

	4Q 2012 Range		FY 2012 Range
	Low	High	Low	High
Projected net income per share	$0.35	$0.36	$1.19	$1.20
Depreciation and amortization of unconsolidated joint ventures	0.03	0.03	0.12	0.13
Depreciation and amortization	0.34	0.35	1.39	1.40
Gain on property dispositions	(0.09)	(0.09)	(0.09)	(0.10)
Minority interest share of addbacks	(0.01)	(0.01)	(0.04)	(0.04)

Projected funds from operations per share	$0.62	$0.64	$2.57	$2.59

Earnings Guidance for 2013 will be provided on December 11, 2012.

About the Company

Liberty Property Trust (NYSE:LRY) is a leader in commercial real estate, serving customers in the United States and United Kingdom, through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 78 million square foot portfolio consists of 650 properties providing office, distribution and light manufacturing facilities to 1,800 tenants.

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Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss third quarter results on Tuesday, October 23, 2012, at 1 p.m. Eastern Time.  To access the conference call, please dial 1-888-870-2815. The passcode needed for access is 36148768. A replay of the call will be available until November 23, 2012, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed via the Internet on the Investors page of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors include, without limitation, the uncertainties affecting real estate businesses generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to our ability to maintain and increase property occupancy and rental rates, the financial condition of tenants, the uncertainties of real estate development and construction activity, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes, potential liability relative to environmental matters and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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Liberty Property Trust

Statement of Operations

September 30, 2012

(Unaudited and in thousands, except per share amounts)

	Quarter Ended		Nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Operating Revenue
Rental	$119,334	$115,760	$357,126	$345,882
Operating expense reimbursement	52,392	49,432	152,200	148,655
Total operating revenue	171,726	165,192	509,326	494,537

Operating Expenses
Rental property	34,635	31,876	95,926	91,657
Real estate taxes	20,292	19,755	61,452	58,646
General and administrative	14,621	13,617	46,444	42,819
Depreciation and amortization	40,929	38,922	122,705	116,247
Total operating expenses	110,477	104,170	326,527	309,369

Operating Income	61,249	61,022	182,799	185,168

Other Income/Expense
Interest and other	2,642	1,989	7,969	6,918
Interest	(30,704)	(29,173)	(89,892)	(90,198)
Total other income/expense	(28,062)	(27,184)	(81,923)	(83,280)

Income before property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	33,187	33,838	100,876	101,888
Gain on property dispositions	2,001	1,898	2,859	3,361
Income taxes	(321)	(356)	(645)	(969)
Equity in (loss) earnings of unconsolidated joint ventures	(3,082)	827	(1,397)	2,470

Income from continuing operations	31,785	36,207	101,693	106,750

Discontinued operations (including net loss on property dispositions of $1,540 for the quarter ended September 30, 2012 and net gain of $4,095 for the quarter ended September 30, 2011 and net gain of $2,505 and $54,722 for the nine month periods ended September 30, 2012 and 2011)	(1,887)	5,474	5,487	62,715
Net Income	29,898	41,681	107,180	169,465
Noncontrolling interest - operating partnerships	(2,092)	(6,414)	(8,174)	(20,769)
Noncontrolling interest - consolidated joint ventures	—	53	—	511
Net Income available to common shareholders	$27,806	$35,320	$99,006	$149,207

Net income	$29,898	$41,681	$107,180	$169,465
Other comprehensive income (loss)	2,245	(2,247)	3,047	(64)
Comprehensive income	32,143	39,434	110,227	169,401
Less: comprehensive income attributable to noncontrolling interest	(2,161)	(6,342)	(8,269)	(20,769)
Comprehensive income attributable to common shareholders	$29,982	$33,092	$101,958	$148,632

Basic income per common share
Continuing operations	$0.26	$0.26	$0.80	$0.77
Discontinued operations	$(0.02)	$0.05	$0.05	$0.53
Total basic income per common share	$0.24	$0.31	$0.85	$1.30

Diluted income per common share
Continuing operations	$0.26	$0.26	$0.79	$0.76
Discontinued operations	$(0.02)	$0.05	$0.05	$0.53
Total diluted income per common share	$0.24	$0.31	$0.84	$1.29

Weighted average shares
Basic	117,141	115,014	116,625	114,547
Diluted	118,043	115,780	117,462	115,329

Amounts attributable to common shareholders
Income from continuing operations	$29,635	$30,021	$93,689	$88,537
Discontinued operations	(1,829)	5,299	5,317	60,670
Net income	$27,806	$35,320	$99,006	$149,207

Liberty Property Trust

Statement of Funds From Operations

September 30, 2012

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Nine months ended
	September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
		Per		Per		Per		Per
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Dollars	Share	Dollars	Share	Dollars	Share	Dollars	Share

Reconciliation of net income to FFO - basic:
Basic - income available to common shareholders	$27,806	$0.24	$35,320	$0.31	$99,006	$0.85	$149,207	$1.30

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,569		3,585		10,739		10,903
Depreciation and amortization	40,631		41,147		122,097		126,312
Gain on property dispositions/impairment	4,759		(4,090)		676		(55,132)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions/impairment	(1,504)		(1,296)		(4,141)		(2,668)
Funds from operations available to common shareholders - basic	$75,261	$0.64	$74,666	$0.65	$228,377	$1.96	$228,622	$2.00

Reconciliation of net income to FFO - diluted:
Diluted - income available to common shareholders	$27,806	$0.24	$35,320	$0.31	$99,006	$0.84	$149,207	$1.29

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,569		3,585		10,739		10,903
Depreciation and amortization	40,631		41,147		122,097		126,312
Gain on property dispositions/impairment	4,759		(4,090)		676		(55,132)
Noncontrolling interest excluding preferred unit distributions	881		1,161		3,173		5,010
Funds from operations available to common shareholders - diluted	$77,646	$0.64	$77,123	$0.64	$235,691	$1.94	$236,300	$1.98

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	117,141		115,014		116,625		114,547
Dilutive shares for long term compensation plans	902		766		837		782
Diluted shares for net income calculations	118,043		115,780		117,462		115,329
Weighted average common units	3,739		3,816		3,771		3,890
Diluted shares for Funds from operations calculations	121,782		119,596		121,233		119,219

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

September 30, 2012

(In thousands, except share and unit amounts)

	September 30, 2012	December 31, 2011
	(unaudited)
Assets
Real estate:
Land and land improvements	$865,657	$852,785
Building and improvements	4,156,848	4,092,056
Less: accumulated depreciation	(1,135,002)	(1,047,336)

Operating real estate	3,887,503	3,897,505

Development in progress	249,129	88,848
Land held for development	227,469	219,375

Net real estate	4,364,101	4,205,728

Cash and cash equivalents	34,069	18,204
Restricted cash	37,972	63,659
Accounts receivable	6,965	8,192
Deferred rent receivable	107,813	102,613
Deferred financing and leasing costs, net of accumulated amortization (2012, $131,604; 2011, $123,557)	130,761	129,614
Investments in and advances to unconsolidated joint ventures	169,507	174,687
Assets held for sale	8,671	210,790
Prepaid expenses and other assets	96,506	76,186

Total assets	$4,956,365	$4,989,673

Liabilities
Mortgage loans	$290,197	$290,819
Unsecured notes	1,962,543	1,792,643
Credit facility	150,000	139,400
Accounts payable	58,804	23,418
Accrued interest	36,177	24,147
Dividend and distributions payable	58,869	56,958
Other liabilities	173,758	194,995

Total liabilities	2,730,348	2,522,380

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of September 30, 2012 and December 31, 2011	7,537	7,537

Equity
Shareholders’ equity:
Common shares of beneficial interest, $.001 par value, 183,987,000 shares authorized, 119,146,729 (includes 1,249,909 in treasury) and 117,352,353 (includes 1,249,909 in treasury) shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	119	117
Additional paid-in capital	2,669,676	2,617,355
Accumulated other comprehensive income (loss)	2,523	(429)
Distributions in excess of net income	(529,913)	(461,498)
Common shares in treasury, at cost, 1,249,909 shares as of September 30, 2012 and December 31, 2011	(51,951)	(51,951)
Total shareholders’ equity	2,090,454	2,103,594

Noncontrolling interest - operating partnership
3,736,746 and 3,808,746 common units outstanding as of September 30, 2012 and December 31, 2011, respectively	60,987	64,428
1,290,000 and 9,740,000 preferred units outstanding as of September 30, 2012 and December 31, 2011, respectively	63,264	287,959
Noncontrolling interest - consolidated joint ventures	3,775	3,775

Total equity	2,218,480	2,459,756

Total liabilities, noncontrolling interest - operating partnership & equity	$4,956,365	$4,989,673